EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, James E. Miller, of Miller Diversified Corporation (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350, certify that:

1.  The Annual Report on Form 10-KSB of the Company for the year ended August 31, 2006 (the “Report”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2008

/s/ James E. Miller
James E. Miller
Principal Executive Officer and
Principal Financial Officer